                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                AIM GROWTH SERIES
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)  Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

(5)  Total fee paid:

     ---------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

     ---------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

(3)  Filing Party:

     ---------------------------------------------------------------------------

(4)  Date Filed:

     ---------------------------------------------------------------------------

(GRAPHIC)

PROXY VOTING INFORMATION

A proxy statement was mailed on or about July 27, 2009 to shareholders of record as of the close of business on July 16, 2009, for the funds listed below. The purpose of this proxy statement, among other things, is to request approval to change diversification status of the funds. The proxy statement contains disclosure information about the proposal for which votes have been solicited. You can also access your Fund's proxy statement, common questions regarding your Fund's proposal, prospectus, and annual report by clicking on the fund name listed below.

                            AIM Independence Now Fund
                           AIM Independence 2010 Fund
                           AIM Independence 2020 Fund
                           AIM Independence 2030 Fund
                           AIM Independence 2040 Fund
                           AIM Independence 2050 Fund

HOW TO VOTE

You may cast your vote by any of the following methods. HOWEVER YOU CHOOSE TO VOTE, IT IS IMPORTANT THAT YOU VOTE NOW TO SAVE THE EXPENSE OF ADDITIONAL SOLICITATIONS.

BY INTERNET
(GRAPHIC)      You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

               Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.

BY TELEPHONE
(GRAPHIC)      Call toll-free 1.888.221.0697. Enter the control number listed on the proxy card and follow the recorded instructions.

 BY MAIL
(GRAPHIC)      Complete and sign the proxy card and return it in the
               postage-paid envelope provided in the shareholder mailing.

 IN PERSON     The shareholder meeting will be held on August 27, 2009, at 10:00
               a.m. Central Time. Please notify Invesco Aim at 1.800.952.3502 if you plan to attend this meeting.

IF YOU HAVE ANY QUESTIONS...

If you have questions on the proxy statement or the voting process, please contact your financial consultant or call Invesco Aim toll-free at
1.800.952.3502 any business day between 7:00 a.m. and 6:00 p.m. CT.

If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to exercise your right to vote.

Prospectuses | Help | Site Map | Terms of Use | Privacy

Invesco Aim(SM) is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Invesco Aim Distributors, Inc. is the distributor for the retail mutual funds, exchange-traded funds and U.S. institutional money market funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Holding Company Ltd.

INVESCO AIM INVESTMENT SERVICES, INC. 03/2008

(C) 2009 Invesco Aim Management Group, Inc. All rights reserved.

AIM PROXY INFORMATION BY FUND

AIM INDEPENDENCE NOW FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3. You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

ADDITIONAL FUND MATERIALS:

     -    Prospectus (PDF)

     -    Annual Report (PDF)

AIM INDEPENDENCE 2010 FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3. You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

ADDITIONAL FUND MATERIALS:

     -    Prospectus (PDF)

     -    Annual Report (PDF)

AIM INDEPENDENCE 2020 FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3. You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

ADDITIONAL FUND MATERIALS:

     -    Prospectus (PDF)

     -    Annual Report (PDF)

AIM INDEPENDENCE 2030 FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3. You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

ADDITIONAL FUND MATERIALS:

     -    Prospectus (PDF)

     -    Annual Report (PDF)

AIM INDEPENDENCE 2040 FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3. You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

ADDITIONAL FUND MATERIALS:

     -    Prospectus (PDF)

     -    Annual Report (PDF)

AIM INDEPENDENCE 2050 FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3. You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

ADDITIONAL FUND MATERIALS:

     -    Prospectus (PDF)

     -    Annual Report (PDF)

Prospectuses | Help | Site Map | Terms of Use | Privacy

Invesco Aim(SM) is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Invesco Aim Distributors, Inc. is the distributor for the retail mutual funds, exchange-traded funds and U.S. institutional money market funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Holding Company Ltd.

INVESCO AIM INVESTMENT SERVICES, INC. 03/2008

(C) 2009 Invesco Aim Management Group, Inc. All rights reserved.

MY ACCOUNT

ACCOUNT ACCESS--Check your account balance, perform account maintenance, place transactions and view statements.

RETIREMENT PLAN MANAGER (RPM)--(for plan administrators and employers) Access plan information and tools to help you effectively manage your retirement plans. Unfamiliar with RPM? Learn more and visit our demo today.

SERVICE CENTER--Access information pertaining to your account and servicing needs.

TAX CENTER--Access tax-related information that will help with your year-end planning.

PROXY VOTING--Access your fund's proxy statement, common questions regarding your fund's proposal and vote your proxy online.

Prospectuses | Help | Site Map | Terms of Use | Privacy

Invesco Aim(SM) is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Invesco Aim Distributors, Inc. is the distributor for the retail mutual funds, exchange-traded funds and U.S. institutional money market funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Holding Company Ltd.

INVESCO AIM INVESTMENT SERVICES, INC. 03/2008

(C) 2009 Invesco Aim Management Group, Inc. All rights reserved.

MY CLIENT ACCOUNTS

ACCOUNT ACCESS--Allows you to access a consolidated list of all your clients' accounts at Invesco Aim as well as in other fund families. You will need your Vision(R) ID to access this information.

TRANSFER/ROLLOVER STATUS--Allows you to check the status of your client's retirement transfer and/or rollover.

VARIABLE INSURANCE ACCOUNTS--Provides access to your client's variable insurance account balances. You will need your client's policy number and SSN/Tax ID to access this information.

SERVICE CENTER--Quick access to the items you need to better meet your clients' needs.

TAX CENTER--Access tax-related information that will help with your year-end planning.

REP ASSET STATEMENT--Access a consolidated summary of account and commission information.

PROXY VOTING--Review proxy statements, common questions regarding the fund's proposal and online proxy voting.

Prospectuses | Help | Site Map | Terms of Use | Privacy

Invesco Aim(SM) is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Invesco Aim Distributors, Inc. is the distributor for the retail mutual funds, exchange-traded funds and U.S. institutional money market funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Holding Company Ltd.

INVESCO AIM INVESTMENT SERVICES, INC. 03/2008

(C) 2009 Invesco Aim Management Group, Inc. All rights reserved.

QUESTIONS & ANSWERS FOR:

                            AIM INDEPENDENCE NOW FUND
                           AIM INDEPENDENCE 2010 FUND
                           AIM INDEPENDENCE 2020 FUND
                           AIM INDEPENDENCE 2030 FUND
                           AIM INDEPENDENCE 2040 FUND
                           AIM INDEPENDENCE 2050 FUND

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

     - You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

     - You may call in your vote to a 24-hour automated system at 1-888-221-0697. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

     - You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

     - If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR the proposal.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 27, 2009 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which will result in additional expense to the fund.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Funds' proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     - SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

     - CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

     - FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 27, 2009 at 10:00 a.m. Central Time.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

     - To approve changing the Fund's sub-classification from "diversified" to "non-diversified" and eliminating the Fund's related fundamental investment restriction on diversification.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

                    MUTUAL FUNDS REGULAR OUTBOUND CALL FLOW

------------------------------------------------------------------------------------------------------------------------------------
|  "Hello, I'm trying to reach (s/h name). Is he/she available? MY NAME IS ____  AND I'M CALLING ON A RECORDED LINE REGARDING YOUR |
| INVESTMENT IN THE (FUND  NAME). We sent you a proxy card to register your vote for the shareholder  meeting and haven't received |
|    it back, so we're calling to ask if you would have any objections to voting along with the recommendations of your Board?"    |
------------------------------------------------------------------------------------------------------------------------------------
    |                                                                   |
    |                                                                   |
    |                                                                   V
    V                                                                -----------
----------                                                           |   YES   |
|   NO   |                                                           -----------
----------                                                                |
  |                                                                       V
  |                   ----------------------------------------------------------------------------------------------------
  |                   |                                    (Use Appropriate Rebuttal)                                    |
  |                   |                                                                                                  |
  |                   |       WOULD YOU HAVE ANY OBJECTIONS TO VOTING ALONG WITH THE RECOMMENDATIONS OF YOUR BOARD?      |
  |                   |                                                                                                  |
  |                   ----------------------------------------------------------------------------------------------------
  |                                   |                                                                  |
  |                                   |                                                                  |
  |                                   |                                                                  V
  |                                   V                                                ------------------------------------------
  |                 --------------------------------------                             |                                        |
  |                 |                                    |                             |       SHAREHOLDER DECLINES TO VOTE     |
  |     ------------|    SHAREHOLDER AGREES TO VOTE      |                             |                                        |
  |     |           |                                    |                             ------------------------------------------
  |     |           --------------------------------------                                                |
  |     |                                                                                                 |
  |     |                                                                                                 |
  |     |                                                                                                 V
  |     |                                  ----------------------------------------------------------------------------------------
  |     |                                  |                                                                                      |
  |     |                                  |      Would you like our toll free number so you can call back at your convenience?   |
  |     |                                  |     Your participation would be greatly appreciated and it would just take a brief   |
  |     |                                  |                            moment to vote your shares over the phone.                |
  |     |                                  |                                                                                      |
  |     |                                  ----------------------------------------------------------------------------------------
  |     |                                                                   |                                     |
  |     |                                                                   |                                     |
  |     |                                                                   |                                     |
  |     |                                                                   V                                     V
  V     V                                                               ---------                             ---------
-------------------------------------------------------------------     |  YES  |                             |   NO   |
|                                                                 |     ---------                             ---------
|  I AM RECORDING YOUR(  ) _VOTE AND WILL SEND YOU                |
|  A PRINTED CONFIRMATION TO (ADDRESS). FOR CONFIRMATION PURPOSES,|          |                                     |
|  MAY I HAVE THE CITY, STATE AND ZIP CODE THAT WE'LL BE MAILING  |          |                                     |
|  YOUR CONFIRMATION TO?                                          |          |                                     |

-------------------------------------------------------------------          |                                     |
                            |                                                |                                     |
                            |                                                |                                     |
                            |                                                V                                     V
                            |
                            |                            -----------------------------------   -----------------------------------
                            |                            |                                 |   |                                 |
                            |                            | Please call (inbound toll free) |   |                                 |
                            |                            | any time between 9am and 11pm   |   |     Thank you for your time.    |
                            |                            | EST weekdays or between Noon    |   |     Have a good day/evening!    |
                            |                            | and 6pm on Saturday.            |   |                                 |
                            |                            |                                 |   |                                 |
                            V                            -----------------------------------   -----------------------------------
---------------------------------------------------                          |
|                                                 |                          |
|   Thank you for your time and your vote         |                          V
|   Mr./Mrs. ________ have a good day/evening     |      ------------------------------------
|                                                 |      |                                  |
---------------------------------------------------      |    Thank you for your time.      |
                                                         |    Have a good day/evening!      |
                                                         |                                  |
                                                         ------------------------------------

                   MUTUAL FUNDS REGULAR OUTBOUND CALL FLOW- ALTERNATE INTRODUCTION CALL FLOWS

        "Hello, I'm trying to reach (s/h name). Is he/she available? MY NAME IS ____ AND I'M CALLING ON A
                           RECORDED LINE REGARDING YOUR INVESTMENT IN THE (FUND NAME).

         We sent you a proxy card to register your vote for the shareholder meeting and haven't received it back, so we're calling to ask if you would have any objections to voting along with the recommendations of your Board?"

IF INVESTMENT IS IN A TRUST:

MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN THE (FUND NAME) HELD IN (TRUST
NAME) FOR WHICH YOU ARE LISTED AS TRUSTEE.

IF INVESTMENT IS IN A CUSTODIAL ACCT FOR A MINOR:

MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN THE (FUND NAME) YOU CONTROL AS
CUSTODIAN FOR (NAME OF MINOR).

IF INVESTMENT IS IN 401 K / PENSION PLAN HELD BY COMPANY NAME WITH A TRUSTEE LISTED: Remember to ask for
authorization AFTER asking for the vote.

MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN THE (FUND NAME) HELD IN THE
(COMPANY'S NAME)

(401 K / PENSION PLAN) FOR WHICH YOU ARE LISTED AS TRUSTEE.

----------------------------------------------------------------------------------------------------------------

                                         SPECIAL ALTERNATE INTRODUCTIONS

----------------------------------------------------------------------------------------------------------------
|                       "Hello, I'm trying to reach (contact name). Is he/she available?                        |
----------------------------------------------------------------------------------------------------------------

IF INVESTMENT IS IN A COMPANY NAME:

MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN THE (FUND NAME) REGISTERED TO
(COMPANY'S NAME) FOR WHICH YOU ARE LISTED AS CONTACT. I AM TRYING TO REACH THE PERSON WHO HANDLES THE PROXY
VOTING.

IF INVESTMENT CONTAINS C/O OR ATTN:

MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN THE (FUND NAME) REGISTERED TO
(S/H NAME OR COMPANY NAME). PROXY MATERIALS WERE SENT TO (CONTACT NAME) AT (STREET ADDRESS). I AM TRYING TO
REACH THE PERSON WHO HANDLES THE PROXY VOTING.

IF INVESTMENT IS IN 401 K / PENSION PLAN HELD BY COMPANY NAME:

MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN THE (FUND NAME) REGISTERED TO
(COMPANY'S NAME) (401 K / PENSION PLAN) FOR WHICH YOU ARE LISTED AS CONTACT PERSON. I AM TRYING TO REACH THE
PERSON WHO HANDLES THE PROXY VOTING.

IF INVESTMENT IS HELD BY AN ASSOCIATION OR CLUB:

MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN THE (FUND NAME) REGISTERED TO
(ASSOCIATION/CLUB NAME). PROXY MATERIALS WERE SENT TO (CONTACT NAME) AT (STREET ADDRESS). I AM TRYING TO REACH
THE PERSON WHO HANDLES THE PROXY VOTING.

-------------------------------------   ---------------------------------------------       Who should we
| IF CONTACT SAYS THEY HANDLE VOTING |  | IF CONTACT SAYS THEY DO NOT HANDLE VOTING | --->  speak to about this?
-------------------------------------   ---------------------------------------------
               |
               |
              \ /
----------------------------------------------------------------------------------------------------------------
|     We sent a proxy card to register a vote for the shareholder meeting and haven't received it back. Are     |
|                                  you authorized to vote on this investment?                                   |
|             Would you have any objections to voting along with the recommendations of your Board?             |
|            May I please have your (position with the company/the club) (relationship to SH Name)?             |
----------------------------------------------------------------------------------------------------------------

                                   IVR TESTING

Welcome

Please enter the control number labeled as such or located in the box indicated by an arrow on the upper portion of your proxy card.

To vote as the board recommends press 1 now. To vote otherwise press 0 now.

     PRESS 1: You have voted as the board recommended. If this is correct press
          1. If incorrect press 0.

          PRESS 1: If you have received more then one proxy card you must vote each card separately.

               If you would like to vote another proxy press 1 now.

               To end this call press 0 now.

               PRESS 1: Please enter the control number labeled as such or located in the box indicated by an arrow on the upper portion of your proxy card.

               PRESS 0: Thank you for voting.

          PRESS 0: (Starts Over) Please refer to your proxy card as you vote. To vote as the board recommends press 1 now. To vote otherwise press 0 now.

To vote otherwise:

     PRESS 0: Proposal 1 to vote For press 1, Against press 9, Abstain press 0.

          PRESS 1: Your vote has been cast as follows Proposal 1 For. If this is correct press 1, if incorrect press 0.

          PRESS 9: Your vote has been cast as follows Proposal 1 Against. If this is correct press 1, if incorrect press 0.

          PRESS 0: Your vote has been cast as follows Proposal 1 Abstain. If this is correct press 1, if incorrect press 0.

     PRESS 1: If you have received more than 1 proxy card you must vote each card separately. If you would like to vote another proxy, press 1 now. (starts over and repeats in its entirety.

          To end this call press 0 now.

          PRESS 0: Thank you for voting.

     PRESS 0: (Starts over) To vote as the board recommends press 1 now. To vote otherwise press 0 now.

                                 1.800.952.3502

Thank you for calling Invesco Aim.

If you plan to attend the Shareholder Meeting for AIM Independence Now Fund, AIM Independence 2010 Fund, AIM Independence 2020 Fund, AIM Independence 2030 Fund, AIM Independence 2040 Fund or AIM Independence 2050 Fund PRESS 1.

          OPTION 1 Thank you for planning to attend the upcoming Shareholder Meeting currently scheduled for 10:00 a.m. central standard time on August 27, 2009.

          PLEASE PRESS 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco Aim.

          If you have questions about this proxy PLEASE PRESS 2.

          OPTION 2 Thank you for calling Invesco Aim. You are now being routed to the client services phone que. [Internal note they will be routed to ext. 5200.]

          Again thank you for calling Invesco Aim.

                    PROXYWEB(SM) INTERNET PROXY VOTING SERVICE

PLEASE ENTER CONTROL NUMBER FROM YOUR PROXY CARD:   951   049   999   999   99

         CHECK HERE [ ] TO VOTE ALL PROPOSALS AS THE BOARD RECOMMENDS,
                        THEN CLICK THE VOTE BUTTON BELOW.

                                      -OR-

          TO VOTE EACH PROPOSAL SEPARATELY, CLICK THE VOTE BUTTON ONLY.

                                      VOTE

    FOR FASTER, MORE CONVENIENT VOTING                     (MIS LOGO)                         ProxyWeb(SM) is a service of:
         BY TELEPHONE OR INTERNET                                                         Broadridge Financial Solutions, Inc.
       (SEE BELOW FOR INSTRUCTION)
                                                                                            Full service proxy specialists
     INERTNET VOTING: www.proxyweb.com
                                                                                            This site is best viewed using
999 999 999 999 99 (ARROW) CONTROL NUMBER                                          Netscape version 4.7 or Internet Explorer version
                                                                                    5.0 or higher and using a display resolution of
MIS CORPORATION SAMPLE FUND                                                                           800 X 600.
PROXY SOLICITED BY THE BOARD OF DIRECTORS

By my signature below I appoint XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX as my attorneys to vote all Fund shares that I am entitled to vote at the Special
Meeting of Shareholders be held in the XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX and at any adjournments of the meeting. Any one or more of XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I Instruct
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of shareholders and proxy Statement.

                                   (Arrow) PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            INENCLOSED ENVELOPE IF YOU ARE NOT                 (VERISIGN SECURED(TM) LOGO)
                                                VOTING BY PHONE OR INTERNET.                             VERIFY

                                                 Date ____________________


               -----------------------------------------------------------------
               Signature(s) (Title(s), if applicable)          (SIGN IN THE BOX)

               NOTE: Please sign exactly as your name appears on this Proxy.
               When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please to indicate Corporate partnership to proxies should be signed by an authorized person indicating the person title.

(ARROW)                                   (ARROW)

              (C) 2000 - 2009 Broadridge Financial Solutions, Inc.
            The Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc. Terms and Conditions. Privacy Statement.

                          INTERNET PROXY VOTING SERVICE
                                PROXY VOTING FORM

                     AIM INDEPENDENCE 2010 FUND (THE "FUND")
                         AIM GROWTH SERIES (THE "TRUST")

                 THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

PROPOSAL 1. TO APPROVE CHANGING THE FUND'S                  [X] FOR   [ ] AGAINST   [ ] ABSTAIN
            SUB-CLASSIFICATION FROM "DIVERSIFIED" TO
            "NON-DIVERSIFIED" AND ELIMINATING THE FUND'S
            RELATED FUNDAMENTAL INVESTMENT RESTRICTION ON
            DIVERSIFICATION.

 Please refer to the proxy statement for discussion of each of these matters. If no specification is made on a proposal, the proposal will be voted "For".

    To receive an optional email confirmation, enter your email address here:

             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
   IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT)
                         VOTE WILL BE CONSIDERED VALID.

                  PRESS THIS BUTTON TO SUBMIT YOUR PROXY VOTE.

              (C) 2000 - 2009 Broadridge Financial Solutions, Inc.
            The Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc. Terms and Conditions. Privacy Statement.

                          INTERNET PROXY VOTING SERVICE
                                PROXY VOTING FORM

                     AIM INDEPENDENCE 2010 FUND (THE "FUND")
                         AIM GROWTH SERIES (THE "TRUST")

                    THANK YOU! YOUR VOTE HAS BEEN SUBMITTED.
                 THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

PROPOSAL 1. TO APPROVE CHANGING THE FUND'S SUB-CLASSIFICATION FROM "DIVERSIFIED"   FOR
            TO "NON-DIVERSIFIED" AND ELIMINATING THE FUND'S RELATED FUNDAMENTAL
            INVESTMENT RESTRICTION ON DIVERSIFICATION.

  Please refer to the proxy statement for discussion of each of these matters.

                      No email confirmation has been sent.

          CHANGE VOTE   PRINTER FREINDLY CONFIRMATION   VOTE ANOTHER PROXY
                       EXIT INTERNET PROXY VOTING SERVICE

              (C) 2000 - 2009 Broadridge Financial Solutions, Inc.
            The Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc. Terms and Conditions. Privacy Statement.

[INVESCO AIM LOGO APPEARS HERE]

INVESCO AIM PROXY UPDATE

News about Invesco Aim Proxies

JULY 2009

IMPORTANT INFORMATION ABOUT AIM FUND PROXIES YOUR CLIENTS WILL RECEIVE IN JULY
REGARDING:

AIM Independence Now Fund
AIM Independence 2010 Fund
AIM Independence 2020 Fund
AIM Independence 2030 Fund
AIM Independence 2040 Fund
AIM Independence 2050 Fund

In June 2009, the Board of Trustees of each of the Funds listed above approved changing the Funds' sub-classification from "diversified" to "non-diversified" and approved the elimination of a related fundamental investment restriction. If shareholders approve the proposed changes to the respective Funds, the changes would become effective on or about Aug. 31, 2009.

     Proxies will be mailed on or about July 28, 2009, to registered shareholders (of record on July 16, 2009) of the six AIM Funds listed above. This Proxy Update describes the proposed changes and is intended to help you answer questions from your clients.

     Shareholders who own multiple Funds may receive multiple proxies. Though they look very similar, these are not duplicates. It is important that shareholders vote every proxy they receive. If Invesco Aim does not receive sufficient votes to obtain a quorum, it may be necessary to send a second mailing and postpone the shareholder meeting.

     Information about the proxies can be found at invescoaim.com.

QUESTIONS AND ANSWERS

Information regarding the proposed changes and the potential benefits of the proposed changes to the Funds listed above (the "Funds") are outlined below.

WHAT CHANGES DID THE BOARD APPROVE?

At a meeting held on June 17, 2009, the Board of Trustees approved for each of the Funds listed above, changing the Funds' sub-classification from "diversified" to "non-diversified" and the elimination of a related fundamental investment restriction, changing the underlying funds in which the Funds invest, changing the Funds' names, investment objectives and investment strategies. The Board also approved changing the current management team of the Funds and the current benchmarks used for performance comparisons.

WHY ARE WE REQUESTING SHAREHOLDER APPROVAL?

Each of the Funds currently invests its assets in AIM Funds and exchange-traded funds advised by Invesco PowerShares Capital Management LLC ("PowerShares"), an affiliate of Invesco Aim. The Funds will be changing their underlying funds from AIM Funds and PowerShares exchange-traded funds to a combination of AIM Balanced-Risk Allocation Fund ("ABRA") and cash, including affiliated money market funds, or 100% ABRA. Because ABRA is sub-classified as a non-diversified fund and the Funds will be investing a significant portion, or all of their assets in ABRA, the Board and Invesco Aim believe that the Funds should also be sub-classified as non-diversified. While the changes to the underlying funds do not in and of themselves require shareholder approval, changes to the Funds' sub-classification status resulting from the underlying fund changes do.

WHAT IS THE PROPOSAL TO BE VOTED ON BY SHAREHOLDERS?

Shareholders of each Fund are being asked to approve changing the Fund's sub-classification from "diversified" to "non-diversified" and eliminating a related fundamental investment restriction.

   TO AVOID PHONE CALLS FROM THE PROXY SOLICITATION SERVICE, PLEASE URGE YOUR
                      CLIENTS TO VOTE AS SOON AS POSSIBLE.

[ADVISOR EXCLUSIVE LOGO APPEARS HERE]

WHAT ARE THE POTENTIAL BENEFITS OF THE PROPOSED CHANGES?

The proposed change to the Funds' sub-classification will allow Invesco Aim to implement the changes to the Funds' mix of underlying funds as well as a related change to the Funds' investment objective and strategies. Invesco Aim is proposing that the Funds invest all or a significant portion of their assets in AIM Balanced-Risk Allocation Fund ("ABRA") to, among other things, lower the Funds' exposure to equity risk as each Fund reaches its target retirement date. Through ABRA's balanced investment approach of providing exposure to equity, fixed income and commodities markets, ABRA seeks to provide greater capital loss protection than traditional balanced funds, which in turn, may better balance the risk of the Funds.

WHAT ARE THE POTENTIAL LIMITATIONS OF THE PROPOSED CHANGES?

If the proposal is approved by shareholders, the Funds will no longer be subject to the diversification limitation required by Section 5(b)(1) of the 1940 Act and the Funds' current fundamental investment limitation on diversification. The Funds will, however, continue to be subject to federal tax diversification restrictions.

     The Funds are currently sub-classified as "diversified" funds for purposes of Section 5(b)(1) of the Investment Company Act of 1940 (the "1940 Act"). As diversified funds, each Fund is limited as to the amount it may invest in any single issuer. Specifically, for 75% of its total assets, a Fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, for 75% of its total assets, a Fund may not hold more than 10% of the outstanding voting securities of any one issuer. The restrictions in Section 5(b)(1) do not apply to investments in U.S. government securities, securities of other investment companies (for example, other funds), cash and cash items.

     Although the Funds would no longer be subject to the 1940 Act diversification restrictions if shareholders approve the proposal, the Funds will continue to be subject to federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRC"). For purposes of the IRC, the Funds operate as a series "regulated investment company." As such, the Funds must meet certain diversification requirements, including the requirement that, in general, at least 50% of the market value of the Funds' total assets at the close of each quarter of the Funds' taxable year must be invested in cash, cash equivalents, U.S. government securities, securities of other regulated investment companies and securities of issuers (including foreign governments) with respect to which the Funds have invested no more than 5% of their total assets in securities of any one issuer and owns no more than 10% of the outstanding voting securities of any issuer. The Funds also must invest no more than 25% of the value of their total assets in securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer or of two or more issuers that the Funds control and are engaged in the same, similar or related trades or businesses or, collectively, in the securities of certain publicly traded partnerships. These limits apply only as of the close of each quarter of the Funds' taxable year. These federal tax diversification requirements may change in the future without shareholder approval.

WHAT IS THE INVESTMENT PHILOSOPHY AND PROCESS OF AIM BALANCED RISK ALLOCATION FUND?

The Fund uses a risk premium capture strategy that seeks to generate returns by investing in equity, bond and commodity markets using a risk-balanced investment process. Specifically the portfolio management team selects appropriate assets for the strategy, allocates them based on proprietary risk-management and portfolio-construction techniques and then applies an active positioning process in an effort to improve expected returns. The primary objective is to build a portfolio that may perform well in diverse economic environments - recessionary, noninflationary growth and inflationary growth - while balancing the amount of risk contributed by its exposure to equity, fixed income and commodity markets.

     The management team seeks to construct the Fund so that an approximately equal amount of risk comes from the equity, fixed income and commodity allocations. This balanced-risk allocation drives the weight of each asset class. The management team believes this approach can help mitigate large losses in capital and improve the portfolio's reward relative to the risk taken (i.e., Sharpe ratio). The management team re-estimates the risk contributed by each asset and re-optimizes the portfolio at least annually, or when new assets are introduced to the fund.

     The management team actively adjusts portfolio positions to reflect the near-term environment while remaining consistent with the optimized portfolio structure. The active positions are sized to reflect the volatility of each asset (e.g., bonds will tend to have larger active positions than equities).This step is crucial because various asset classes respond differently to the economic environment. Active positioning better aligns the fund portfolio with the prevailing economic climate.

WHAT ARE THE RISKS INVOLVED WITH AIM BALANCED RISK ALLOCATION FUND?

The Fund may use derivatives as a substitute for purchasing the underlying asset or as a hedge in an effort to reduce exposure to risks. Use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or more traditional instruments. Derivatives may also be more difficult to purchase, sell or value than other investments and are subject to counterparty risk -- the risk that the other party will not complete the transaction with the Fund. A fund investing in a derivative could lose more than the cash amount invested.

     The Fund may use enhanced investment techniques such as leverage. Leveraging entails risks such as magnifying changes in the value (both positive and negative) of the portfolio's securities.

     Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

     Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such deterioration may lead to the issuer's inability to honor its contractual obligation, including timely payments of interest and principal.

     Foreign and developing markets securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

     The Fund or the subsidiary may invest in commodity-linked derivative instruments that may be subject to greater volatility than investments in traditional securities.

     The Fund is indirectly exposed to the risks associated with the subsidiary's investments. The subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections under the Act. Accordingly, the Fund will not have all the protections offered to investors in registered investment companies.

     The Fund is subject to currency/exchange rate risk because it may buy or sell currencies other than the U.S. dollar.

     Because it is nondiversified, the Fund may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund's shares may be subject to greater volatility and market and credit risk. Because a large percentage of the Fund's assets may be invested in a limited number of holdings, a change in value of these holdings could significantly affect the value of an investment in the Fund.

WHERE CAN I FIND MORE INFORMATION ON AIM BALANCED-RISK ALLOCATION FUND ("ABRA")?

A more detailed description of the objectives, strategies and risks of ABRA is included in the ABRA prospectus, which can be obtained, free of charge, by calling 800 959 4246, or at invescoaim.com.

WHAT OTHER CHANGES WILL BE MADE TO THE FUNDS IF SHAREHOLDERS APPROVE CHANGING THE FUNDS' SUB-CLASSIFICATION TO NON-DIVERSIFIED?

If shareholders approve changing the Funds from diversified to non-diversified Funds, then the following additional changes will be made to the Funds. These changes do not require shareholder approval.

NAME CHANGE

Current Fund Name                                    New Fund Name
-----------------                        ---------------------------------------
AIM Independence Now Fund                AIM Balanced-Risk Retirement Now Fund
AIM Independence 2010 Fund               AIM Balanced-Risk Retirement 2010 Fund
AIM Independence 2020 Fund               AIM Balanced-Risk Retirement 2020 Fund
AIM Independence 2030 Fund               AIM Balanced-Risk Retirement 2030 Fund
AIM Independence 2040 Fund               AIM Balanced-Risk Retirement 2040 Fund
AIM Independence 2050 Fund               AIM Balanced-Risk Retirement 2050 Fund

INVESTMENT OBJECTIVES

                                         Current Objective                           New Objective
                                         -----------------------------------------   -----------------------------------------------
AIM Balanced-Risk Retirement Now Fund    Current income and, as a secondary          Provide real return and, as a
                                         objective, capital appreciation.            secondary objective, capital
                                                                                     preservation.

AIM Balanced-Risk Retirement 2010 Fund   Provide capital appreciation and            Provide total return with a low
AIM Balanced-Risk Retirement 2020 Fund   current income, consistent with the to      moderate correlation to
AIM Balanced-Risk Retirement 2030 Fund   Fund's current asset allocation strategy.   traditional financial market
AIM Balanced-Risk Retirement 2040 Fund                                               indexes and, as a secondary
AIM Balanced-Risk Retirement 2050 Fund                                               objective, capital preservation.

INVESTMENT STRATEGIES

                                                   Current Strategies                              New Strategies
                                         -----------------------------------------   -----------------------------------------------
All Funds                                Each Fund is a "fund of funds" and Each     Fund is a "fund of funds"
                                         invests its assets in underlying funds      and invests its assets in underlying
                                         rather than directly in individual          funds rather than directly in
                                         securities. The underlying funds in         individual securities. The underlying
                                         which the Funds invest are mutual           funds in which the Funds invest are
                                         funds advised by Invesco Aim                AIM Balanced-Risk Allocation Fund,
                                         Advisors, Inc. and ETFs advised             Liquid Assets Portfolio and Premier
                                         by Invesco PowerShares Capital              Portfolio. Each Fund will receive
                                         Management, Inc.                            exposure to equity, commodity and
                                                                                     fixed income markets through its
                                                                                     investment in AIM Balanced-Risk
                                                                                     Allocation Fund.

AIM Balanced-Risk Retirement Now Fund    The Fund seeks to meet its objective        The Fund seeks to meet its
                                         by building a portfolio of underlying       investment objective by building
                                         funds. The advisor allocates the            a portfolio of AIM Balanced-Risk
                                         Fund's assets among the underlying          Allocation Fund and cash
                                         Funds according to an asset allocation      instruments. The sub-advisor
                                         strategy that is appropriate for invest-    allocates the Fund's assets among
                                         ors who have reached their target           AIM Balanced-Risk Allocation Fund
                                         retirement date.                            and cash instruments according to
                                                                                     a strategy that the sub-advisor
                                                                                     believes is appropriate for investors
                                                                                     who have reached their target retirement date.

AIM Balanced-Risk Retirement 2010 Fund   The Fund seeks to meet its objective        The Fund seeks to meet its investment objective
AIM Balanced-Risk Retirement 2020 Fund   by building a portfolio of underlying       by building a portfolio of AIM Balanced-Risk
AIM Balanced-Risk Retirement 2030 Fund   funds.                                      Allocation Fund and cash instruments. The
AIM Balanced-Risk Retirement 2040 Fund   The advisor allocates the                   sub-advisor allocates the Fund's assets among
AIM Balanced-Risk Retirement 2050 Fund   Fund's assets among the underlying          AIM Balanced-Risk Allocation Fund
                                         funds according to an asset allocation      and cash instruments according to

                                         strategy designed to maximize return        a strategy designed to provide
                                         with an appropriate risk level for          exposure to equity, fixed income and
                                         investors whose target retirement           commodity markets while seeking
                                         date is around the year of the respective   greater capital loss protection
                                         Fund's date. This asset allocation          during three years after the year of the down
                                         strategy becomes increasingly conser-       markets with an appropriate respective Fund's
                                         vative over time until approximately        date, when its assets risk lever for investors
                                                                                     whose target allocation is anticipated to be
                                                                                     similar to retirement date is around the year
                                                                                     of that of AIM Independence Now Fund. the
                                                                                     respective Fund's date. This asset allocation
                                                                                     strategy begins to become increasingly more
                                                                                     conservative approximately 10 years from the
                                                                                     Fund's target retirement date until the year of
                                                                                     the respective Fund's date, when its asset
                                                                                     allocation is anticipated to be similar to AIM
                                                                                     Balanced-Risk Retirement Now Fund.

The Board also approved changing the current management team of the Funds and the current benchmarks used for performance comparisons.

     Management may reevaluate whether to make the above changes if the change to any Fund's sub-classification is not approved.

SOLICITATION PROCESS

Invesco Aim offers your clients a variety of ways to vote. The Shareholder Meeting will be held in Houston on Aug. 27, 2009. Invesco Aim has retained Computershare Fund Services, a professional proxy solicitor, to assist with the solicitation. Computershare Fund Services may be calling your clients who have not voted to remind them to vote. To avoid such phone calls, we suggest you urge your clients to vote early, as each vote is important.

HOW TO VOTE:

AIM REGISTERED SHAREHOLDERS

BY PHONE: (with a customer service representative) Registered shareholders can vote by calling 866 438 4810. Note that your clients cannot vote by calling Invesco Aim Investment Services. Please be aware that shareholders voting by telephone will be asked several questions for identification purposes, including their current address and zip code.

BY PHONE: (using the 24-hour automated system) Registered shareholders can vote through an automated touch-tone voting system by calling 888 221 0697. Your clients will be prompted to enter the control number printed on their proxy card(s).

BY MAIL: Registered shareholders can vote through the mail by returning their proxy card(s) in the postage-paid envelope provided in the proxy mailing.

BY INTERNET: Registered shareholders can vote via invescoaim.com/proxy, where they will be directed to a voting area. Shareholders will then be prompted to enter the control number printed on their proxy card(s) and will be able to review the proxy statement and immediately cast their vote for each proposal.

HOW TO VOTE:

BROKERS' CLIENTS WHOSE MAILINGS ARE DISTRIBUTED BY ADP
(Example: Networking Level 3 Accounts)

BY PHONE: (with a customer service representative) Nonobjecting beneficial owners (NOBOs) can vote by calling 866 438 4810. Note that your clients cannot vote by calling Invesco Aim Investment Services. Please be aware that shareholders voting by telephone will be asked several questions for identification purposes, including their current address and zip code.

BY PHONE: (using the 24-hour automated system) NOBOs can vote by calling 800 454 8683. Your clients will be prompted to enter the control number printed on their proxy card(s).

BY MAIL: Registered shareholders can vote through the mail by returning their proxy card(s) in the postage-paid envelope provided in the proxy mailing.

BY INTERNET: Shareholders can vote on proxyvote.com by following the instructions provided in the proxy mailing.

ADDITIONAL INFORMATION

For more detailed information on the proxy statement, you and your clients may visit our web site, invescoaim.com. Your clients are encouraged to vote via our web site. Please contact your internal wholesaler if you have additional questions.

Financial Dealer Division
800 998 4246

Independent Financial Advisor Division
800 337 4246

FOR INSTITUTIONAL INVESTOR USE ONLY

THIS MATERIAL IS FOR INSTITUTIONAL INVESTOR USE ONLY AND MAY NOT BE QUOTED, REPRODUCED OR SHOWN TO THE PUBLIC, NOR USED IN WRITTEN FORM AS SALES LITERATURE FOR PUBLIC USE.

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM INVESCOAIM.COM. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

Note: Not all products, materials or services available at all firms. Advisors, please contact your home office. Invesco AimSM is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

invescoaim.com    PXY-FLY-1 07/09

FAST FACTS FROM INVESCO AIM

INVESCO AIM MAILS PROXIES FOR PROPOSED CHANGES TO SIX AIM FUNDS

July 24, 2009

In June 2009, the Board of Trustees of each of the applicable funds listed below approved changing the funds' sub-classification from "diversified" to "non-diversified" and approved the elimination of a related fundamental investment restriction.

The funds approved for changes are:

AIM Independence Now Fund
AIM Independence 2010 Fund
AIM Independence 2020 Fund
AIM Independence 2030 Fund
AIM Independence 2040 Fund
AIM Independence 2050 Fund

Invesco Aim began mailing proxy statements to shareholders (of record as of July 16, 2009) on July 24, 2009.

A shareholder meeting is scheduled for August 27, 2009, at which shareholders of the six applicable funds will vote on their respective changes. If shareholders approve the proposed changes to the respective funds, the changes would become effective on or about August 31, 2009.

Invesco Aim will provide communications at various times leading up to the effective date. The table below lists the details of planned communications.

WHAT WILL I GET?       WHEN WILL I GET IT?           HOW WILL I GET IT?
----------------       ---------------------------   ---------------------------
Advisor Proxy Update   Week of July 27, 2009         Direct mailing
Press Release          On or about August 31, 2009   Available on invescoaim.com
Fast Facts             On or about August 31, 2009   Fax

ABOUT INVESCO AIM

Invesco Aim is dedicated to building solutions for its clients with exceptional products and services through multiple investment management styles and a broad range of investment portfolios -- mutual funds, exchange-traded funds, retirement products, separately managed accounts for high-net-worth and institutional investors, annuities, cash management, college savings plans and offshore products. For more information, visit invescoaim.com.

ABOUT INVESCO

Invesco is a leading independent global investment management company, dedicated to helping people worldwide build their financial security. By delivering the combined power of our distinctive worldwide investment management capabilities, Invesco provides a comprehensive array of enduring investment solutions for retail, institutional and high net worth clients around the world. Operating in 20 countries, the company is listed on the New York Stock Exchange under the symbol IVZ. Additional information is available at invesco.com.

For more information, please contact the sales desk for your division:

                      Independent                          Institutional and
Financial Dealer   Financial Advisor   National Accounts    Insurance Sales    Retirement Plan
  Division(FDD)      Division (IFAD)       Division            Division            Division
----------------   -----------------   -----------------   -----------------   ---------------
800 998 4246         800 337 4246        800 349 0104        800 410 4246        800 370 1519

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM INVESCOAIM.COM. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

     Note: Not all products, materials or services available at all firms. Advisors, please contact your home office.

     Invesco Aim(SM) is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

invescoaim.com   JULY09-FF-1-E   Invesco Aim Distributors,Inc. (INVESCO AIM(SM) LOGO)